Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity
8.	Stockholders’ Equity

Reverse Stock Split

In September 2012, the Company’s board of directors and stockholders approved an amendment to the Company’s amended and restated certificate of incorporation as in effect prior to the completion of the IPO. The amendment provided for, among other things, a 1-for-3 reverse stock split of the outstanding common stock and outstanding convertible preferred stock of the Company (collectively, “capital stock”), which became effective on September 6, 2012. Accordingly, (i) every three shares of capital stock were combined into one share of capital stock, (ii) the number of shares of capital stock into which each outstanding option or warrant to purchase capital stock is exercisable, as the case may be, were proportionately decreased on a 1-for-3 basis, and (iii) the exercise price for each such outstanding option or warrant to purchase capital stock was proportionately increased on a 1-for-3 basis. All of the share numbers, share prices, and exercise prices have been adjusted within these financial statements, on a retroactive basis, to reflect this 1-for-3 reverse stock split.

Common Stock

As of December 31, 2012 and 2011, the Company had reserved shares of common stock, on an as-if converted basis, for issuance as follows:

	As of December 31,
	2012	2011
Conversion of Series A convertible preferred stock	—	3,566,509
Conversion of Series B convertible preferred stock	—	5,480,768
Conversion of Series C convertible preferred stock	—	3,343,586
Conversion of Series D convertible preferred stock	—	1,770,581
Stock options and awards issued and outstanding	3,608,326	3,334,530
Stock based-awards available for grant under 2005 and 2012 Plans	2,127,279	38,672
Common and convertible preferred stock warrants	56,054	100,700

Total	5,791,659	17,635,346

Convertible Preferred Stock

Immediately prior to the completion of the Company’s IPO, all of the outstanding shares of convertible preferred stock automatically converted into 14,161,444 shares of common stock on a one-to-one basis.

As of December 31, 2011, the Company had outstanding Series A, B, C and D convertible preferred stock (individually referred to as “Series A, B, C or D” or collectively “preferred stock”) as follows (in thousands, except for share data):

	As of December 31, 2011
	Shares Authorized	Shares Issued and Outstanding	Aggregate Liquidation Preference	Proceeds, Net of Issuance Costs
Series A	10,699,533	3,566,509	$2,156	$2,081
Series B	16,442,307	5,480,768	5,700	5,668
Series C	10,030,761	3,343,586	10,750	9,958
Series D	5,725,000	1,770,581	15,003	14,904

Total	42,897,601	14,161,444	$33,609	$32,611

The holders of the Company’s Preferred Stock had the following rights, preferences, and privileges:

Conversion

Each share of preferred stock was convertible, at the option of the holder thereof, at any time after the date of issuance of such share, into such number of fully paid and non-assessable shares of common stock as determined by dividing the original issue price for such Series by the then effective conversion price for that Series (the “conversion rate”). The conversion rate was subject to adjustment for any stock dividends, combinations or splits with respect to such shares. Additionally, each share of preferred stock was automatically convertible into shares of common stock at the then effective conversion rate for such Series (i) with the approval, by affirmative vote, written consent, or agreement, of the holders of not less than two-thirds of the outstanding preferred stock voting together as a single class; (ii) upon the voluntary conversion by the holders of not less than two-thirds of the preferred stock issued by the Company; or (iii) immediately prior to the completion of an underwritten initial public offering with proceeds to the Company of not less than $50.0 million. The conversion rate for each series of preferred stock was 1-for-1 as of December 31, 2011.

Dividends

The holders of Series A, B, C and D were entitled to receive non-cumulative dividends on a pari passu basis, and in preference to common stockholders, at the rate of $0.04836, $0.08319, $0.239262 and $0.67788 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum payable out of funds legally available. Such dividends were payable when, and if declared by the board of directors, acting in its sole discretion. After payment of dividends at the rates set forth above, any additional dividends declared would be distributed among all holders of preferred stock and common stock in proportion to the number of shares of common stock that would then be held by each such holder if all shares of preferred stock were converted into common stock. No dividends were declared through December 31, 2011.

Liquidation Preference

In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the preferred stock were entitled to receive, prior and in preference to any distribution of the assets of the Company to the holders of common stock, an amount equal to (i) 100% of the original issue price for each share of Series A, 100% of the original issue price for each share of Series B, 107.5% of the original issue price for each share of Series C, and 100% of the original issue price for each share of Series D, plus (ii) all declared but unpaid dividends on such shares. If the assets and funds available for distribution to the holders of the preferred stock were insufficient to pay the stated preferential amounts in full, the entire assets and funds of the Company legally available for distribution would be distributed with equal priority and pro rata among the holders of the preferred stock in proportion to the preferential amount each such holder would otherwise be entitled to receive. The remaining assets, if any, were to be distributed ratably to the holders of the common stock and preferred stock, on an as-if-converted basis, provided that the holders of Series A, Series B, Series C and Series D were not entitled to any proceeds above $0.6045, $1.0398, $2.9907 and $8.47368 per share. Thereafter, if assets remained, they would be distributed to the holders of common stock on a pro rata basis.

The Company classified the preferred stock within shareholders’ equity since the shares were not redeemable, and the holders of the preferred stock could not effect a deemed liquidation of the Company outside of the Company’s control.

Voting

The holders of the preferred stock were entitled to the number of votes equal to the number of shares of common stock into which these shares could then be converted.

Redemption

The preferred stock was not redeemable.

Preferred Stock

Under the amended and restated certificate of incorporation registered by the Company in September 2012, the Company was authorized to issue 20,000,000 shares of preferred stock at $0.00001 par value per share. The preferred stock may be issued from time to time in one or more series pursuant to a resolution or resolutions duly adopted by the board of directors. The Company’s board of directors is authorized to determine by resolution the relevant powers of each issue of the preferred stock, such as designations, preferences, participation, dividend rights, divided rates, conversion rights, voting rights, etc. As of December 31, 2012 no shares were issued or outstanding.